UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 10/20/2005

SUPERTEX, INC.

(Exact name of registrant as specified in its charter)

California	0-12718	94-2328535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bordeaux Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408-222-8888

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2005, Registrant announced via press release its results for its second fiscal quarter ended October 1, 2005. The full text of the press release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1, Registrant's Press Release dated October 20, 2005, is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertex, Inc.
(Registrant)

Date: October 20, 2005	By	/s/ Henry C. Pao
	Name	Henry C. Pao
	Title	President and Chief Executive Officer

Exhibit Index

Exhibit                        Description
99.1	Registrant's press release dated October 20, 2005, is furnished pursuant to Item 2.02 of Form 8-K.